Short Term Loans	12 Months Ended
Dec. 31, 2024
Short Term Loans [Abstract]
Short term loans
10.	Short term loans

On October 1, 2022, the Group entered into a loan agreement with JM Digital., INC., with a maturity date of October 1, 2023. The Group had drawn down USDT $1,000 (RMB 6,897.2) under the agreement, which is subject to a fixed interest rate of 12% and an origination fee rate of 2%. The loan was guaranteed by 147 units of Ant Miner (S19 series machines) that are hosted at Exponential Digital, LLC’s facilities as collateral. The loan was fully repaid upon maturity as of December 31, 2023.

In 2023, the Group used BTC as collateral on Binance and applied for a collateralized loan of 181,500 USDT. These loans have no fixed term and can be repaid at any time. As of December 31, 2023, the Group had 4.09 BTC pledged as collateral, with an outstanding loan balance of 125,000 USDT. As of December 31, 2024, the Group had 11.62 BTC pledged as collateral, with an outstanding loan balance of 499,000 USDT.